UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

Simmons First National Corporation
(Exact Name of Registrant as Specified in Charter)

Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Main Street Pine Bluff, Arkansas 71601 (Address of Principal Executive Offices)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure.

On November 13, 2017, Simmons First National Corporation (“Simmons” or “the Company”) announced that it will hold an Investor Day presentation on Tuesday, November 14, 2017, beginning at 8:00 am CT. During the event, members of the Company’s management will provide information to investors about Simmons and its various lines of business. The general public is invited to access a live webcast of the presentation, which will be available through the Investor Relations page of Simmons’ website (www.simmonsbank.com). Exhibit 99.1 is a copy of the slides that will be furnished at, and posted on the Investor Relations page of Simmons’ website in connection with, the presentation.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 regardless of any general incorporation language contained in such a filing, unless otherwise expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (including Exhibit 99.1) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Readers are cautioned, therefore, not to place undue reliance on any forward-looking information, in that it is not a guarantee of future performance, and actual results could differ materially from those contained in the forward-looking information due to a number of factors, including those listed from time to time in reports that the Company files with the Securities and Exchange Commission, including, but not limited to, the Company’s Form 10-K for the year ended December 31, 2016, which has been filed with the Securities and Exchange Commission and is available on the Company’s website (www.simmonsbank.com) and on the Securities and Exchange Commission's website (www.sec.gov). Simmons does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Simmons First National Corporation 2017 Investor Day presentation slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017	Simmons First National Corporation

	By:	/s/ ROBERT A. FEHLMAN Robert A. Fehlman Senior Executive Vice President, Chief Financial Officer and Treasurer